SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Agreement") is entered into by and between NuRx Pharmaceuticals, Inc. ("NuRx"), on the one hand, and William H. Fleming ("Fleming") and QuantRx Biomedical Corporation ("QuantRx"), on the other hand.

WHEREAS, NuRx brought suit against Fleming and QuantRx in the Court of Chancery of the State of Delaware, C.A. No. 5755-VCP, seeking a declaration that Fleming had been removed from the board of managers of QN Diagnostics, LLC, a joint venture between NuRx and QuantRx ("QN Diagnostics"), as a result of QuantRx's alleged failure to meet certain milestones with respect to QN Diagnostics (the "Lawsuit"); and

WHEREAS, QuantRx and Fleming deny that these milestones were not achieved on a timely basis, but nonetheless desire to enter into this Agreement to resolve this dispute without the cost and distraction of defending the Lawsuit and to allow for the maximum value of the assets of QN Diagnostics to be realized;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1. Settlement Terms

a. QuantRx will, on the date of execution of this Agreement transfer its entire membership interest in QN Diagnostics and all rights associated with that membership interest to NuRx, pursuant to the instrument' attached to this Agreement as Exhibit A.

b. QuantRx and Fleming will do all things reasonably requested by NuRx to facilitate the transfer of QuantRx' entire membership interest in QN Diagnostics to NuRx, including: (1) making available for pick up by NuRx, on and after the date of the execution of this Agreement and until July 27, 2011, at the offices of QuantRx or at the offices of Gauge Scientific in Portland Oregon, all books, records, documents, files, computer files, computer equipment, electronically stored material (tapes, disks, hard drives, etc.), and assets or other property (including intellectual property) of QN Diagnostics in the possession of QuantRx or in the possession of its affiliates, subsidiaries, agents, directors, officers, employees, attorneys, or any person acting in concert or participation with them; (2) at NuRx's cost and expense, transferring into QN Diagnostics' name within ten business days of execution of this Agreement all submissions by QuantRx for regulatory approval (including FDA submissions) in connection with products (i) developed for or (ii) during the existence of and funded by QN Diagnostics (the "QN Diagnostics Products"), and/or all filings by QuantRx related to intellectual property in connection with the QN Diagnostics Products; and (3) cooperating with NuRx to prepare consolidated financial statements for QN Diagnostics.

c. QuantRx and Fleming each represents that (i) attached hereto as Exhibit B is a true, correct and complete copy of the executed Patent Assignment dated July 30, 2009 (the "Patent Assignment") by QuantRx, as assignor, to QN Diagnostics, as assignee, of all of QuantRx's right, title and interest in and to the patents and patent applications set forth on Exhibit A-l to the Contribution Agreement dated July 30, 2009 (the "Intellectual Property Assets"), (ii) Fleming has assigned to QN Diagnostics all of his right, title and interest in and to patent numbers 6,365,417, 6,998,273 and 7,488,606 set forth on Exhibit A to the Patent Assignment, (iii) neither QuantRx nor Fleming, nor any party other than QN Diagnostics, has any rights to, including any right to use (by license or otherwise), any of the Intellectual Property Assets.

d. In return, NuRx will, (1) on or before July 20, 2011, issue and deliver to QuantRx a certificate registered in the name of QuantRx for 12 million shares of its authorized but unissued common stock (the "Settlement Stock"), (2) simultaneous with the execution of this Agreement, execute and deliver to Continental Stock Transfer, in its capacity as transfer agent for NuRx (the "Transfer Agent"), irrevocable transfer agent instructions to issue the Settlement Stock as attached hereto as Exhibit C, and (3) on or before July 14, 2011, (x) pay to the Transfer Agent $6,309.08 due to the Transfer Agent for services provided and (y) obtain and have delivered to the Transfer Agent an opinion of counsel with respect to the validity of the Settlement Stock in a form reasonably satisfactory to the Transfer Agent. The Settlement Stock has been duly authorized for issuance by all required corporate action of NuRx and when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable. QuantRx shall be deemed and treated as the owner of the Settlement Stock and a stockholder of NuRx as of the date hereof, notwithstanding later delivery of the certificate with respect to the Settlement Stock. The Settlement Stock will bear an appropriate restricted legend, preventing its sale, distribution, gifting or transfer of any sort until eighteen months after execution of this Agreement. Notwithstanding the above, in the period between six months and eighteen months after execution of this Agreement, QuantRx may sell by private placement or gift the Settlement Stock, provided that no more than 4.99% of the number of shares of the Settlement Stock may be sold, distributed, transferred or gifted to any one person (including relatives by blood or marriage) or entity (including related entities such as parents, subsidiaries and affiliates), without the prior consent of NuRx, and further provided that QuantRx obtains an opinion of counsel acceptable to NuRx, which acceptance will not unreasonably be withheld, that any such sale does not violate the registration requirements of federal securities laws. QuantRx shall provide customary representations to NuRx with respect to any such sale. For the entire eighteen month period, the Settlement Stock will be subject to the terms of a voting agreement that will enable the board of directors of NuRx to vote the Settlement Stock in the same manner in which the other issued and outstanding NuRx common stock is voted.

e. NuRx will bring its public filings current no later than March 31, 2012, including its Annual Report on Form 10-K for the year ended September 30, 2010, its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2010 and March 31, 2011, its Quarterly Reports on Form 10-Q for the Quarters ending June 30 and December 31, 2011 and its Annual Report on Form 10-K for the year ending September 30, 2011. After doing so, NuRx will request its stockholders to (1) authorize it to re-incorporate in Delaware, (2) change its name to one selected by the NuRx board of directors and (3) convert to a calendar-year reporting company.

f. On the date of execution of this Agreement, NuRx has approximately 24 million shares of its common stock issued and outstanding. Accordingly, when the Settlement Stock is issued, it will represent approximately 33% of NuRx's issued and outstanding common stock. However, the parties to this Agreement recognize and acknowledge that a material number of additional shares of NuRx common stock will need to be issued to raise money so that (among other matters) NuRx can pay its current debts, bring its public filings current and develop its intellectual property for market. NuRx will use its best efforts to minimize the dilution to its current stockholders, but substantial dilution undoubtedly will occur.

g. QuantRx will have preemptive rights in connection with the next round or rounds of financing for NuRx, up to a total of $2 million of financing. Such preemptive rights shall entitle QuantRx to purchase up to one-third of the financing offered, on the same terms and conditions, and for the same price, as are offered to third parties. NuRx shall provide reasonable advance notice to QuantRx of any such financing and shall furnish to QuantRx the same offering materials as are provided to potential third party purchasers in connection with such financing.

h. NuRx represents and warrants that as of the date of execution of this Agreement: (1) the total amount of debt outstanding owed by NuRx to Dyva is $881,813 (the "Outstanding Debt), which is comprised of the following: (i) legal costs plus accrued interest and risk premium in the amount of $695,460; (ii) commitment fee plus accrued interest in the amount of $28,000; (iii) litigation management fee plus accrued interest in the amount of $79,120; and (iv) expenses plus accrued interest and risk premium in the amount of $79,232; and (2) Dyva has agreed to convert $720,000 of the Outstanding Debt into 12,000,000 shares of common stock, par value of $0,001, of NuRx. NuRx shall use its best efforts to repay or otherwise satisfy, by cancellation, exchange for shares of capital stock or otherwise, such debt owed to Dyva within 30 business days after the execution and delivery of this Agreement. NuRx will not issue more than 12 million of its outstanding shares to Dyva in connection with such satisfaction, cancellation or exchange.

i. Within one year of the execution of this Agreement, NuRx will file a Registration Statement covering the Settlement Stock, if required by law, and will use its best efforts to have it become effective. NuRx shall pay all of the costs and expenses related to such Registration Statement and shall provide customary indemnification to QuantRx with respect thereto.

j. For a period of three years following execution of this Agreement, QuantRx will have the right to elect one director of NuRx. QuantRx's initial board designee will be Dr. Shalom Hirschman, and any replacement must be acceptable to NuRx, such approval not to be unreasonably withheld.

k. As of July 30, 2009, NuRx received (1) a warrant for the purchase of 2,000,000 shares of common stock, par value $0.01 per share, of QuantRx at an exercise price of $0.50 per share of common stock and (2) a warrant for the purchase of 2,000,000 shares of common stock, par value $0.01 per share, of QuantRx at an exercise price of $1.25 per share of common stock (collectively, the "Warrants"). Simultaneous with the execution of this Agreement, (i) NuRx hereby surrenders, assigns, transfers, conveys and sets over unto QuantRx all of NuRx's right, title and interest in, to and under the Warrants, (ii) the Warrants are hereby terminated, canceled, null, void and of no further force or effect, and (iii) NuRx shall have no further rights or privileges under the Warrants or in respect thereof. NuRx represents and warrants that it (A) has not assigned, sold or otherwise tranferred the Warrants or any portion thereof or any interest therein and is the owner of the Warrants, free and clear of any and all liens, encumbrances, pledges, interests and adverse claims whatsoever and (B) waives and releases any claim to ownership of any stock, options or warrants in QuantRx or rights to the issuance of any such stock. NuRx shall use reasonable best efforts for a period of 5 business days following the execution of this Agreement to promptly locate and deliver to QuantRx the executed copies of the Warrants. If NuRx is unable to locate the executed copies of the Warrants within such 5 business day period, NuRx shall promptly execute and deliver to QuantRx an affidavit of loss and indemnity agreement with respect to the Warrants in form reasonably satisfactory to QuantRx.

2. Mutual Release of Claims. The NuRx Released Parties (as defined below) release all claims, counterclaims, demands, actions and causes of actions of any kind, whether in tort, contract or otherwise, and whether at law or in equity, known or unknown (collectively "Claims"), that they now have, or have ever had, against Fleming and QuantRx, including each of his/its parents, subsidiaries, affiliates, officers, directors, stockholders, partners and employees and the respective successors, heirs, executors, personal representatives and assigns of each of the foregoing, other than Gauge Scientific, LabFx, Daniel Morrow and Robert Buck (collectively, the "QuantRx Released Parties"), that arise in any way out of the Lawsuit, or the facts and circumstances on which the Lawsuit is based, the Operating Agreement (as defined in Paragraph 7 below), the Related Agreements (as defined in Paragraph 7 below) or the management and operations of QN Diagnostics. The QuantRx Released Parties release all Claims that they now have, or have ever had, against NuRx, including its parents, subsidiaries, affiliates, officers, directors, stockholders, partners, employees and agents and the respective successors, heirs, executors, personal representatives and assigns of each of the foregoing (the "NuRx Released Parties"), that arise in any way out of the Lawsuit, or the facts and circumstances on which the Lawsuit is based, the Operating Agreement, the Related Agreements or the management and operations of QN Diagnostics.

3. No Admission of Liability. Nothing in this Agreement constitutes an admission of liability by any of the parties to this Agreement.

4. Dismissal of Lawsuit with Prejudice. Upon execution of this Agreement, the transfer of QuantRx's interest in QN Diagnostics and the issuance of the Settlement Stock, NuRx, QuantRx and Fleming will dismiss the Lawsuit with prejudice. Each of the parties will execute and deliver such form of dismissal of the Lawsuit with prejudice as is appropriate for filing with the Court of Chancery of the State of Delaware and will cooperate to effect such filing as promptly as reasonably practicable after execution of this Agreement.

5. Severability. If any provision of this Agreement is determined to be invalid or unenforceable by a court or governmental agency of competent jurisdiction the remaining provisions shall remain in full force and effect.

6. Complete Settlement. This Agreement constitutes the full and final agreement of the parties concerning the settlement of the Lawsuit, including all claims and counterclaims that were brought in the Lawsuit. It supersedes and replaces all prior negotiations and agreements, whether written or oral, concerning the settlement of the Lawsuit. Any modification of, or addition to, this Agreement must be in writing signed by an authorized representative of each party.

7. Understanding of Agreement. The parties acknowledge that they have read this Agreement and that they understand the meaning of the terms of this Agreement and their effect. Nothing in this Agreement or the instrument attached as Exhibit A shall be construed as a violation of the Limited Liability Company Agreement of QN Diagnostics, LLC entered into as of July 23, 2009 between QuantRx and NuRx (the "Operating Agreement"), the Related Agreements as defined in the Operating Agreement, or the Proprietary Information, Non-Competition And Non-Solicitation Agreement entered into among NuRx, QuantRx and QN Diagnostics on July 30,2009 (the "Non-Competition Agreement"). In addition, QuantRx agrees that NuRx' sole ownership of QN Diagnostics does not constitute a violation of Section 2(a) of the Non-Competition Agreement and further that any solicitation of employees or consultants of QuanRx by or on behalf of QN Diagnostics or NuRx does not constitute a violation of Section 2(c) of the.Non-Competition Agreement. QuantRx also acknowledges that, unless otherwise modified by this Agreement, QuantRx continues to be bound by its contractual obligations under the provisions of the Non-Competition Agreement in effect as of the date of this Agreement. The parties agree that the Operating Agreement and the Related Agreements are terminated in all respects and shall be of no further force or effect and none of NuRx, Fleming or QuantRx shall have any further obligation or liability thereunder.

2. Authority to Sign. Each party to this Agreement represents that he or it has the authority to bind that party to this Agreement. QuantRx represents that it has the ability to transfer its membership interest in QN Diagnostics to NuRx and NuRx represents that it has the ability to issue the Settlement Stock.

3. Delaware Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without regard to choice of laws. The courts of the State of Delaware shall be the exclusive forum for any lawsuit relating to or arising out of this Agreement. Each party submits itself or himself to the jurisdiction of the courts of the State of Delaware for purposes of any such lawsuit.

4. Recitals. The recitals are incorporated into and are part of this Agreement.

5. Execution. This Agreement may be executed in counterparts and each one shall be deemed an original. Signatures transmitted by facsimile or electronic means (pdf format) shall be equally as valid as the originals. This Agreement shall be deemed executed on the last date on which all of the parties have executed and delivered a counterpart hereof.

6. Specific Performance. The parties acknowledge that a breach of this Agreement may cause irreparable injury for which monetary damages might be inadequate. Therefore, in the event of any threatened breach or breach of any provision of this Agreement, the non breaching parties, in addition to any other remedy to which they may be entitled under this Agreement, under applicable law, or otherwise, shall be entitled to seek preliminary and permanent injunctive and other appropriate equitable relief to prevent or cure such threatened breach or breach without posting any bond or other security and without proving that monetary damages would be an inadequate remedy.

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Signatures appear on next succeeding page]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Settlement Agreement and Release as of July 7, 2011.

NURX PHARMACEUTICALS, INC.

By: /s/ Harin Padma-Nathan

Name: Harin Padma-Nathan

Title

By:  ___________________

      Director

By:  ___________________

      Director

QUANTRX BIOMEDICAL CORPORATION

By:

Name: Shalom Z. Hirschman

Title: Chairman

By:

Shalom Z. Hirschman, a Director

By:

William H. Fleming, a Director

WILLIAM H. FLEMING, individually

IN WITNESS WHEREOF, the parties have duly executed and delivered this Settlement Agreement and Release as of July 7, 2011.

NURX PHARMACEUTICALS, INC.

By: /s/ Harin Padma-Nathan

Name: Harin Padma-Nathan

Title

By: _________________________

Director

QUANTRX BIOMEDICAL CORPORATION

By: _________________________

Name: Shalom Z. Hirschman

Title: Chairman

By: _________________________

Shalom Z. Hirschman, a Director

By: _________________________

William H. Fleming, a Director

WILLIAM H. FLEMING, individually

 _________________________

IN WITNESS WHEREOF, the parties have duly executed and delivered this Settlement Agreement and Release as of July 7, 2011.

NURX PHARMACEUTICALS, INC.

By: _________________________

Name:

Title

By: _________________________

Director

By: _________________________

Director

QUANTRX BIOMEDICAL CORPORATION

By: _________________________

Name: Shalom Z. Hirschman

Title: Chairman

By: _________________________

Shalom Z. Hirschman, a Director

By: _________________________

William H. Fleming, a Director

WILLIAM H. FLEMING, individually

 _________________________

IN WITNESS WHEREOF, the parties have duly executed and delivered this Settlement Agreement and Release as of July 7, 2011.

NURX PHARMACEUTICALS, INC.

By: _________________________

Name:

Title

By: _________________________

Director

By: _________________________

Director

QUANTRX BIOMEDICAL CORPORATION

By: _________________________

Name: Shalom Z. Hirschman

Title: Chairman

By: _________________________

Shalom Z. Hirschman, a Director

By: _________________________

William H. Fleming, a Director

WILLIAM H. FLEMING, individually

 _________________________

Exhibit A

TRANSFER OF MEMBERSHIP INTEREST

The undersigned ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged docs hereby sell, assign, transfer, convey, set over and deliver unto NuRx Pharmaceuticals. Inc., a Nevada corporation ("Assignee"), alt of Assignor's right, title and interest in, to and under its Membership Interest In QN Diagnostics, LLC, a Delaware limited liability company (the "Joint Venture"), and alt of its rights, privileges and obligations in, to and under that certain Limited Liability Company Agreement (the "Agreement") of the Joint Venture (formerly known as Lateral Flow, LLC), TO HAVE AND TO HOLD unto Assignee and its successors and assigns forever.

Capitalized terms used but not defined herein shall have the respective meanings given such terms in the Agreement.

BXnCUTKD as of the 7th day of July, 2011

QUANTRX BIOMEDICAL CORPORATION

By: _________________________

Name: Shalom Z. Hirschman

Title: Chairman

Exhibit B

Irrevocable Transfer Agent Instructions

NuR

Pharmaceuticals, Inc.

July 7,2011

Mr. Steven G. Nelson

Chairman and President

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Re:    Irrevocable Transfer Agent Instructions

Dear Mr. Nelson:

Reference is made to that certain Settlement Agreement and Release (the "Agreement"), dated July 7, 2011, by and between NuRx Pharmaceuticals, Inc. ("NuRx"), on the one hand, and William H. Fleming and QuantRx Biomedical Corporation ("OjoantRx").

In connection with the Agreement, and provided that Continental Stock Transfer & Trust Company (the "Transfer Agent") is acting as NuRx's transfer agent at the time of issuance, NuRx hereby irrevocably instructs the Transfer Agent, in its capacity as NuRx's transfer agent, to issue twelve million (12,000,000) shares of common stock, par value $0,001, of NuRx (the "Shares") to QuantRx Biomedical Corporation on or before July 20, 2011. The Shares shall be issued in certificate form, and the Transfer Agent's records shall reflect the issuance of the Shares as of July 7, 2011. The stock certificate issued with respect to the Shares shall bear a restrictive legend as follows:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN A SETTLEMENT AGREEMENT AND RELEASE, DATED JULY 7, 2011 (THE "AGREEMENT"), BY AND AMONG WILLIAM H. FLEMING, QUANTREX BIOMEDICAL CORPORATION AND NURX PHARMACEUTICALS, INC. (THE "COMPANY"), AS ISSUER OF THE SHARES. EXCEPT AS PROVIDED IN THE AGREEMENT, THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, PLEDGED, HYPOTHECATED, GIFTED, TRANSFERRED, CONVEYED OR OTHERWISE DISPOSED OF, WHETHER BY OPERATION OF LAW OR OTHERWISE (IN EACH CASE, A "TRANSFER"), TO ANY OTHER PERSON OR ENTITY WITHIN EIGHTEEN MONTHS OF THE DATE OF THE AGREEMENT. ANY PURPORTED TRANSFER WHICH IS NOT MADE IN COMPLIANCE WITH THE AGREEMENT IS HEREBY DECLARED, TO THE FULLEST EXTENT PERMITTED BY LAW, TO BE NULL AND VOID AND OF NO FORCE OR EFFECT WHATSOEVER. A COPY OF THE AGREEMENT IS ON FILE AT THE OFFICE OF THE COMPANY. THE COMPANY WILL FURNISH, WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE, COPIES OF THE PROVISIONS OF THE AGREEMENT SETTING FORTH THE ABOVE-REFERENCED TRANSFER

RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT IN FAVOR OF THE BOARD OF DIRECTORS OF THE COMPANY, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY.

THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED, ABSENT AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

The stock certificate should be delivered to:

QuantRx Biomedical Corporation c/o Daniel W. Rumsey Managing Partner Disclosure Law Group 501 West Broadway Suite 800

San Diego, CA 92101

All instructions set forth herein (a) shall be irrevocable and unconditional, (b) shall not be withdrawn, cancelled, amended or otherwise modified without the prior written consent of QuantRx, and (c) shall be acted or relied upon by Transfer Agent irrespective of any other facts or circumstances.

NuRx acknowledges and agrees that in the event of a breach or threatened breach by NuRx or Transfer Agent of the instructions set forth herein, QuantRx will be irreparably damaged, and that damages at law would be an inadequate remedy if these instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by NuRx or Transfer Agent, QuantRx shall be entitled, in addition to all other rights or remedies, to seek an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security for the protection of NuRx or Transfer Agent, and/or to a decree for a specific performance of the instructions set forth herein.

NuRx further acknowledges and agrees that (a) QuantRx is relying upon this letter as an inducement to enter into the Agreement; (b) QuantRx is a third party beneficiary to the instructions set forth herein; and (c) QuantRx is empowered to enforce any of the instructions set forth herein.

NuRx acknowledges an outstanding balance in the amount of $6,309.08 ("Outstanding Balance") due to the Transfer Agent for services provided. NuRx hereby agrees to pay the Outstanding Balance on or before July 14, 2011.

NuRx acknowledges that, prior to issuance of the Shares, the Transfer Agent must receive an opinion of counsel with respect to the validity of the Shares in a form reasonably satisfactory to the Transfer Agent (the "Legal Opinion"). NuRx confirms that it has requested its legal counsel deliver the Legal Opinion to the Transfer Agent on before July 14,2011.

Promptly upon receipt of the Outstanding Balance and the Legal Opinion, the Transfer Agent shall act upon the instructions set forth herein and deliver the Shares to QuantRx as set forth herein within 3 business days.

NuRx shall indemnify the Transfer Agent and its officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against the Transfer Agent or any of them arising out of or in connection the instructions set forth herein, the performance of the Transfer Agent's duties hereunder and otherwise in respect hereof, including the costs and expenses of defending itself or themselves against any claim or liability hereunder, except that NuRx shall not be liable hereunder as to matters in respect of which it is determined that the Transfer Agent has acted with gross negligence or in bad faith. The Transfer Agent shall have no liability to NuRx in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and the Transfer Agent shall be entitled to rely in this regard on the advice of its counsel.

Sincerely yours,

By: /s/ Shalom Z. Hirschman

Name: Shalom Z. Hirschman

AGREED AND ACCEPTED TO

AS OF THE DATE FIRST WRITTEN ABOVE

Continental Stock Transfer & Trust Company

By:- /s/ Michael G. Mullings

Name: Michael G. Mullings

Title: Vice President